UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2020

FLEXSHOPPER, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37945	20-5456087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Yamato Road, Suite 260 Boca Raton, Florida		33431
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (855) 353-9289

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FPAY	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

FlexShopper, Inc.

July 1, 2020

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2020, Thomas O. Katz was elected to our Board of Directors.

Mr. Katz, age 62, is a member of the law firm of Katz Baskies & Wolf PLLC, in Boca Raton, Florida, where he has been in practice since July 2007, specializing in federal and state tax law. Mr. Katz’s diverse tax practice includes expertise in structuring business transactions. He received a B.S. degree in economics from the Wharton School of the University of Pennsylvania and a J.D. degree from Georgetown University Law Center. Mr. Katz has received numerous honors and recognition as a top tax lawyer in Florida.  He has also chaired and been a member of several boards of private foundations and public charities, and their finance and investment committees.

Mr. Katz was also appointed to be a member of our audit and compensation committees, and to chair our corporate governance and nominating committee. He replaces Sean Hinze in each committee position.

Mr. Katz is well qualified to serve as a director of our company due to his substantial knowledge and more than 30 years of working experience in business transactions, as well as corporate controls and governance.

During the last two years, there have been no transactions or proposed transactions by us in which Mr. Katz has had or is to have a direct or indirect material interest, and there are no family relationships between Mr. Katz and any of our executive officers or other directors.

Our Board of Directors has determined that Mr. Katz is “independent,” as independence is defined in the listing rules for the Nasdaq Stock Market.

With Mr. Katz, our Board of Directors currently consists of five members.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSHOPPER, INC.

Dated: July 2, 2020	By:	/s/ H. Russell Heiser Jr.
		Name:	H. Russell Heiser Jr.
		Title:	Chief Financial Officer

2